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                         UNITED STATES SECURITIES AND
                              EXCHANGE COMMISSION
                            Washington, D.C. 20549
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                                   FORM 8-K

                             |X|   CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): July 28, 1999

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                               SYMMETRICOM, INC.
            (Exact name of registrant as specified in its charter)

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
         California                     0-2287                     No. 95-1906306
(State or other jurisdiction of    (Commission File Number)         (I.R.S. Employer
incorporation or organization)                                     Identification No.)
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         2300 Orchard Parkway,
          San Jose, California                                        95131-1017
(Address of principal executive offices)                             (Zip Code)

      Registrant's telephone number, including area code: (408) 943-9403


                                Not Applicable
         (Former name or former address, if changed since last report)

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Item 5: Other Events

          On August 4, 1999, Symmetricom, Inc. ("the Company") announced the resignation of Roger A. Strauch, a Director of the Company. Mr. Strauch resigned effective July 28, 1999.

          Additionally on August 4, 1999, the Company announced that Richard N. Snyder had been appointed as a Director of the Company as of July 30, 1999.

Item 7: Financial Statements and Exhibits

(c)      Exhibit

99.5 Symmetricom, Inc.'s August 4, 1999 Press Release announcing Roger Strauch's resignation from the Board of Directors and Richard Snyder's appointment to the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                SYMMETRICOM, INC.
                                                     (Registrant)

DATE:  August 18, 1999                          By: /s/ Thomas W. Steipp


                                                -----------------------------
                                                Thomas W. Steipp
                                                Chief Executive Officer
                                                and Chief Financial Officer
                                                (for Registrant and as
                                                Principal Financial
                                                and Accounting Officer)

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